Exhibit 10.3

SALE AND ASSIGNMENT OF

RIGHTS UNDER JOINT VENTURE AGREEMENT

BE IT KNOWN, that on the 8th day of November, 2010, before me, KATHLEEN M. DELANEY, Notary Public, duly commissioned and qualified, personally came and appeared:

INNOVATIVE ENERGY SYSTEMS, INC., a Wyoming corporation located at 2710 Thomas Ave., Cheyenne, WY and represented herein by THOMAS CLOUD, President, hereafter referred to as “SELLER”;

 Who declared that for the price of TWO HUNDRED FIFTY THOUSAND AND NO/100 ($250,000.00) DOLLARS cash, receipt of which is acknowledged, SELLER hereby sells, transfers and delivers with full title and assignment to all rights SELLER may have, unto:

GREEN TECHNOLOGY SOLUTIONS, INC., a Delaware corporation located at 2880 Zanker Rd., Suite 203, San Jose, CA 95134 and represented herein by JOHN SHEARER, President hereafter referred to as “PURCHASER”;

The following described contract:

JOINT VENTURE AGREEMENT between Innovative Energy Systems, Inc. and Bio Pulp Works, LLC dated November 3, 2010 and attached hereto.

The Assignor warrants and represents that said contract is in full force and effect and is fully assignable.

The Assignee hereby assumes and agrees to perform all the remaining obligations of the Assignor under the contract and agrees to indemnify and hold the Assignor harmless from any claim or demand resulting from the non-performance by the Assignee.

The Assignee shall be entitled to all rights under the contract previously held by the Assignor, which rights are also assigned hereunder.

The Assignor warrants that the contract is without modification, and remains on the terms contained.

The Assignor further warrants that it has full right and authority to transfer said contract and that the contract rights herein transferred are free of lien, encumbrance, or adverse claim.

This assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.

INNOVATIVE ENERGY SYSTEMS, INC.		GREEN TECHNOLOGY SOLUTIONS, INC.

BY:		By:
	THOMAS CLOUD, President		JOHN SHEARER, President